Filed Pursuant to Rule 497(e)

Registration No. 33-79180

GABELLI GOLD FUND, INC.

Supplement dated February 8, 2021, to the Gabelli Gold Fund, Inc.’s Summary Prospectus and the Gabelli Gold Fund’s Statutory Prospectus, each dated April 29, 2020.

Effective February 1, 2021, Mr. Christopher Mancini has been added to the portfolio management team for the Gabelli Gold Fund. Inc. (the “Fund”).

To reflect the changes, please note the following:

The following is added to the end of the sub-section “Management – The Portfolio Manager” in the Summary Prospectus and after the first paragraph of the section “Management of The Funds – The Portfolio Managers” of the Statutory Prospectus:

In managing the portfolio of the Gabelli Gold Fund, Inc., the Adviser also uses the services of Christopher Mancini. Mr. Mancini is an analyst in the industrials and materials sector with a focus on metals and mining. He joined the firm in 2008. Previously he was a research analyst at Heyman Investments, R6 Capital Management and Satellite Asset Management. Mr. Mancini holds a BA in economics from Boston College and is a CFA charterholder.

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Filed Pursuant to Rule 497(e)

Registration No. 33-66262

GABELLI GOLD FUND, INC.

Supplement dated February 8, 2021, to the Statement of Additional Information of

the Gabelli Gold Fund, Inc.

dated April 29, 2020.

Effective February 1, 2021, Mr. Christopher Mancini has been added to the portfolio management team for the Gabelli Gold Fund, Inc.(the “Fund”).

To reflect the addition, please note the following:

In the “Investment Advisory and Other Services” section, under the “Other Accounts Managed” sub-section, the following is added with information as of December 31, 2020:

EXCLUDES GOLD FUND:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Christopher Mancini	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	$1.9 million	0	$0

Under the “Potential Conflicts of Interest” subsection, the following is added:

Compensation Structure for Caesar Bryan

The compensation of portfolio managers in the Gabelli organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment. Mr. Bryan receives a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options and restricted stock, and incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the Firm’s expenses (other than Mr. Bryan’s compensation) allocable to the Fund.

Mr. Bryan receives similar incentive based variable compensation for managing other accounts for GAMCO Asset Management Inc. based on gross revenue. He also receives compensation for managing other accounts for Gabelli & Partners LLC, an affiliate of the Adviser, based on a percentage of net revenues received for managing the account. Compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the net performance fee is paid to the portfolio manager.

These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity based incentive compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Compensation Structure for Christopher Mancini

The compensation of portfolio managers in the Gabelli organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment. Mr. Mancini receives a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options and restricted stock, and incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the Firm’s expenses (other than Mr. Mancini’s compensation) allocable to the Fund.

Under the “Ownership of Shares in the Funds” sub-section, the following is added:

Name	Fund	Dollar Range of Equity Securities Held in each Fund*
Christopher Mancini	Gold Fund	D

____________

* Key to Dollar Ranges – Information as of December 31, 2020

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 - $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

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